IDEAL
FINANCIAL SOLUTIONS

Investor Presentation
March, 2012

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Safe Harbor Provision

This presentation includes or incorporates by reference "forward-looking statements" that are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Forward-looking statements can be identified by words such as "anticipates," "intends," "plans," "seeks," "believes," "estimates," "expects," and similar references to future periods. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Our actual results may differ materially from those contemplated by the forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. Therefore, we caution you against relying on any of these forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include regional, national or global political, economic, business, competitive, market and regulatory conditions and the following:

- our significant financial commitments;
- current and future credit market conditions and general economic and business conditions, which could adversely affect our ability to make planned expenditures;
- competition with other payday and online financial service vendors in the United States and the world;
- the fact that several of our businesses are subject to extensive regulation; the cost or failure to comply with these regulations would affect our business;
- effects of economic conditions and market conditions in the markets in which we operate;
- extreme weather conditions may cause property damage or interrupt our business;
- changes in energy prices;
- our limited cash resources;
- financial services is susceptible to global geopolitical events, such as terrorism or acts of war;
- investing through partnerships or joint ventures, decreases our ability to manage risk;
- plans for future construction can be affected by a variety of factors, including timing delays and legal challenges;
- the outcome of any ongoing and future litigation;
- and the fact that insiders own a significant portion of our stock and may have interests that differ from the interests of our other shareholders.

The forward-looking statements included or incorporated herein are made only as of the date of this presentation. Other factors or events not identified above could also cause our actual results to differ materially from those projected. Most of those factors and events are difficult to predict accurately and are generally beyond our control. We undertake no obligation to update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

IDEAL FINANCIAL SOLUTIONS

Investor Highlights

A quick look into Ideal Financial Solutions

- Ideal Financial has proprietary data on millions of customers.
- Through unique partnerships Ideal plans to leverage these relationships by offering customers a 'one-stop' solution for all their financial needs.
- Clean balance sheet with no debt. Cash of $500,000 at 9/30/11.
- Increasing bench strength with hiring of CFO/Legal Counsel, CTO, VP Corporate Finance yet still a lean organization.
- Software business continues to gain traction in payday vertical.
- Money generated from current business being re-invested into new strategic and correlated verticals.
- Valuation does not adequately reflect growth trajectory or current state of business.

IDEAL FINANCIAL SOLUTIONS

Ideal Financial Overview

- Ideal Financial Solutions provides a unique software solutions for business that helps their employees and/or customers better manage their personal finances.
- Recently Ideal introduced a new software solutions to the burgeoning $42 billion a year short term (payday) lending industry with some amazing results.
- In 2011, Ideal launched a new payday software platform that improves the application and screening process, which enhances the approval process of those who might have been rejected due to simple clerical errors.
- In addition borrowers are given free access to Ideal's CashFlow Management software, which analyzes the borrowers entire financial situation to help them find additional cash resources to increase their cash flow to repay their loan and to begin the process of getting on top of their personal finances.
- Ideal Financial proprietary software solution re-qualifies an additional 18% of those customers previously turned down for a payday loan, greatly enhancing the lending pool.
- With these unique software systems Ideal Financial has decided to enter the payday loan space as an online lender on a limited basis with plans to expand to a large scale online payday lender in the next several quarters.
- Over time, Ideal Financial plans to enter multiple financial planning and wealth management verticals providing a 'one stop' shop for middle income consumers.

IDEAL
FINANCIAL SOLUTIONS

Recent Milestones

- In 1998, Ideal Financial creates their personal financial management software to help those in short term financial need achieve long term financial success by prioritizing debts and paying off high-interest rate loans.
- In 1Q11, the Company changed its previous B2C approach to a B2B format working directly with businesses, allowing their employees and/or customers low cost access to their software.
- In 2Q11, the Company began offering its payday loan software to lenders for a fixed fee per transaction.
- In the 3Q11, the Company generated revenues of over $3.2 million producing operating income of over $1.7 million and free cash flow of over $500,000.
- In 1Q12, the Company plans to enter the payday lending industry with its large proprietary database of millions of customers.

IDEAL
FINANCIAL SOLUTIONS

How the Process Works

Customer Enters Ideal Member Center



Online ID
Password
Search
My Profile
My Billpay
My Rewards
My Alerts
Live Chat
Personal Finance
Get A Personal Financial Analysis Today
Main Menu
Main Menu
Products and Services

New Customer



Existing Customer

Customer Fills Out Full Financial History

Customer Enters Financial Dashboard

IDEAL FINANCIAL SOLUTIONS

Customer Dashboard

Customers Financial Dashboard Loaded


Dashboard
Home Page
Services
The Team
Gallery
Events
Contact
Testimonials
Users
Dashboard
Home Page
Services
The Team
Gallery
10
Events
Contact
Testimonials
Users

Customer is presented with various financial planning tools to optimize their balance sheet

↓

Based on customer input the software presents offers through network partners. These offers are designed to help the customer reduce and over time eliminate debt while building long term wealth and good credit.

IDEAL
FINANCIAL SOLUTIONS

Optimizing Customer Choices in Personal Finance

Banking / Credit Reconciliation


CHASE
CHASE

Auto Lending



Insurance


INSURANCE

Home Loans



IDEAL
FINANCIAL SOLUTIONS

A 'One-Stop' Online Solution for all Your Financial and Wealth Management Needs

Medical / RX Discounts and Financing



Retirement



Short Term Loans



Financial Planning & Tax



Multi-Channel Strategy

- Ideal Financial has proprietary data on millions of customers.
- Through unique partnerships Ideal plans to leverage these relationships by offering customers a 'one-stop' solution for all their financial needs.
- Ideal is executing on a strategic roll-out into various verticals starting with short term payday lending, but plans to quickly branch out into other verticals.
- Other near-term verticals include medical and prescription discounting and bank customer charge-off triage and reconciliation.
- Ideal has also secured partnerships with large employee benefits firms to offer Ideal's unique program to employees at small, mid and large sized businesses.

IDEAL
FINANCIAL SOLUTIONS

Payday Vertical Defined

- A payday loan is a small, single-payment loan that is repayable on the borrower's next payday.
- Typically, payday loans are between $100 and $500 and have a term to maturity of about 14 days.
- Fees are commonly between $15 and $20 dollars per $100 borrowed.
- Because of the small loan amount, higher default risk and short term to maturity, annual percentage rates for payday loans are commonly between 390 and 700 percent.
- Payday loan customers **must have a checking account** to qualify for a payday loan, and most have an automobile loan or other type of consumer debt with a bank or finance company.
- Loans have historically been made at a brick and mortar location but are increasingly being performed online.

IDEAL
FINANCIAL SOLUTIONS

Payday Loan Process

Online Payday Loan Process

Customers bank account is debited on due date

About 33% of applicants are approved


5 Steps to Complete the Payday Loan Process
1. Apply for Loan Online
2. Approval or Denial
3. Loan Amount Determined
$00.00
4. Repayment Date Determined
5. Customer Receives Cash

Loan is due either in two weeks or one month depending on pay cycle of customer

Fee is typically $15 for every $100 borrowed

Payday Loan Volume Continue to Grow



Payday Loan Volume Is Rising
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010
$ in Billions

IDEAL
FINANCIAL SOLUTIONS

Payday Loan Use Drivers - Micro

- Credit is still extremely tight in the US as banks continue to pull back on available credit.
- Payday loans are less expensive than some alternatives to meet short term financial shortfalls and avoid costly late charges and penalties.
- Payday loans serve under banked customers who need alternative credit.
- Payday loans allow the customer to keep their credit in tact in case of shortfalls.

Comparison of APR - Payday Loan v. Alternative

$100 payday advance with $15 fee = 391% APR;
$100 bounced check with $48 NSF/merchant fees = 1,251% APR;
$100 credit card balance with $26 late fee = 678% APR;
$100 utility bill with $50 late/reconnect fees = 1,304% APR.

- The APR differential analysis above drives many customers to payday lenders.

IDEAL FINANCIAL SOLUTIONS

Payday Loan Use Drivers - Macro

Unemployment Remains High


1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012
% Unemployment (Seasonally Adjusted)

Available Credit Has Not Recovered to Pre Recession Highs


2.75
2.55
2.35
2.15
1.95
1.75
2004-01 2004-07 2005-01 2005-07 2006-01 2006-07 2007-01 2007-07 2008-01 2008-07 2009-01 2009-07 2010-01 2010-07
Consumer Credit Outstanding ($ in Trillions)

Gasoline Prices Remain High


3/1/2006 9/1/2006 3/1/2007 9/1/2007 3/1/2008 9/1/2008 3/1/2009 9/1/2009 3/1/2010 9/1/2010 3/1/2011 9/1/2011
Regular Gas (US $ per Gallon)

Food Prices Continue to Rise


240
220
200
180
160
140
120
100
1990 1992 1994 1996 1998 2000 2002 2004 2006 2008 2010
Food At-Home CPI - US (1990 - 2011)

(1) Indexed to 100 in 1982

Payday Customer Demographics



- **Middle-Income**
  - Majority earn between $25,000 and $50,000
- **Middle-Educated**
  - 90 percent have a high school diploma or better
  - 54 percent have some college or degree
- **Young Families**
  - 53 percent are under 45 years old (only 9 percent are 65 or older)
  - Majority of customers are married
  - 63 percent have children in household
- **Stable Working Class**
  - 32 percent own homes
  - 54 percent have major credit cards
  - 100 percent have steady incomes
  - 100 percent have checking accounts

IDEAL FINANCIAL SOLUTIONS

Payday Underwriting Issues

- The basic loan process is simple in that a lender provides a short-term unsecured loan to be repaid on the borrower's next pay day.
- Typically, some verification of employment or income is involved (via pay stubs and bank statements), but some lenders may omit this. Individual companies and franchises have their own underwriting criteria.
- This creates massive underwriting risk for some payday lenders.
- Default rates range from 15% on more stringent underwriters which verify employment; to upwards of 30% on more lenient lenders.
- Over time lenders have sought ways to reduce default risk and improve underwriting standards.



IDEAL
FINANCIAL SOLUTIONS

Ideal Software Enhances Credit Process

- Ideal's proprietary software allows for more accurate and robust collection of personal data and history of a loan seeking customer.
- The more in depth information helps lenders identify potential customers who may have been denied credit due to clerical error or simple omissions of data.
- This leads to an 18% increase in approval rate on previously denied loans.

18% Increase in Approvable Loans


LOAN DENIED
LOAN DENIED
LOAN DENIED


LOAN
APPLICATION
APPROVED

IDEAL
FINANCIAL SOLUTIONS

Medical and Prescription Discounting
Vertical Defined

- Ideal's large database of millions of customers could provide private practice doctors and large pharmacies with an existing database of credit worthy customers.
- These customers may be marginally insured or not insured but have a steady job and income.
- Private practice doctors and dentists looking to expand their practice would have access to a deep pool of disenfranchised customers through Ideal.
- Ideal Financial would be able to offer special discounts to its members, helping to lower the overall cost of their medical, dental and prescription care.

IDEAL FINANCIAL SOLUTIONS

An Unmet Need


Number of Uninsured with a Job
Continues to Grow
29
27
25
23
21
19
17
15
2004
2005
2006
2007
2008
2009
2010
2011
Number of Uninsured with a Job in Millions

Employer Based Insurance Harder To Obtain

Percentage With Employer-Based Health Insurance Among Various Groups

Ranked by highest to lowest percentage in 2011

Among adults aged 18 and older

	2008	2009	2010	2011	Change, 2011 vs. 2008
	%	%	%	%	pct. pts.
$90,000+ per year	72.0	72.1	71.2	70.4	-1.6
$36,000-$89,999 per year	65.6	63.9	61.1	58.7	-6.9
Aged 26-64	61.6	59.0	58.1	56.7	-4.9
Asian	59.1	58.5	56.7	50.8	-8.3
White	52.2	50.3	49.2	49.2	-3
Male	50.7	48.5	47.3	45.9	-4.8
Total	49.2	46.8	45.8	44.6	-4.6
Female	47.8	45.2	44.4	43.4	-4.4
Black	44.5	39.9	38.8	38.1	-6.4
Aged 18-25	33.3	31.9	31.1	31.1	-2.2
Hispanic	34.1	31.0	31.0	28.3	-5.8
Less than $36,000 per year	28.6	25.9	24.7	23.7	-4.9
Aged 65+	12.4	11.4	11.8	11.9	-0.5

Gallup-Healthways Well-Being Index

GALLUP

Healthcare Costs Rising Faster than Wages


140%
120%
100%
80%
60%
40%
20%
0%
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
119%
34%
29%
Health Insurance Premiums
Workers' Earnings
Overall Inflation

Note: Due to a change in methods, the cumulative changes in the average family premium are somewhat different from those reported in previous versions of the Kaiser/HRET Survey of Employer-Sponsored Health Benefits. See the Survey Design and Methods Section for more information, available at http://www.kff.org/insurance/7790/index.cfm.

Source: Kaiser/HRET Survey of Employer-Sponsored Health Benefits, 1999-2008. Bureau of Labor Statistics, Consumer Price Index, U.S. City Average of Annual Inflation (April to April), 1999-2008; Bureau of Labor Statistics, Seasonally Adjusted Data from the Current Employment Statistics Survey, 1999-2008 (April to April).

Ideal's Solution to Unmet Need

- Ideal's large database drives customers to doctors allowing a doctor to grow his/her practice.
- Many of Ideal's members may be under or uninsured despite being employed fully or part time.
- The doctor or dentist benefits from customers who are willing to pay for healthcare at a reasonable price.
- The customer benefits by a) receiving preventative healthcare which also lowers long term costs b) getting a discount on the current healthcare provided and c) further building credit within the Ideal system.
- Overall costs to patients are reduced long-term through preventative care.
- Ideal's large database drives customers to doctors, allowing a doctor to grow his/her practice on the top and bottom line.

IDEAL
FINANCIAL SOLUTIONS

Bank Reconciliation Vertical Defined

- With the economy still weak many individuals find themselves making choices between paying amounts due on bank sponsored credit cards and mortgages versus other purchase choices.
- Some of these customers end up in a 'default' situation where the debt is turned over for collection.
- Once the debt goes into 'default' banks typically sell it to a collections agency for pennies on the dollar and the relationship with the customer is lost.
- The collection agency aggressively pursues the former bank customer on this debt.
- The consumer's credit is damaged and both the bank and the customer lose.
- Ideal helps solve this problem by providing a debt 'triage' to the customer before the account is turned over for collection.
- If the assistance is successful the bank retains the customer and the customer retains their credit. If not, the bank can turn the debt over for collection.

IDEAL
FINANCIAL SOLUTIONS

Banks Still Suffering from High % of Charge Offs


Credit Card Charge-offs Still High
11.00%
9.00%
7.00%
5.00%
3.00%
1.00%
1985Q1
1986Q3
1988Q1
1989Q3
1991Q1
1992Q3
1994Q1
1995Q3
1997Q1
1998Q3
2000Q1
2001Q3
2003Q1
2004Q3
2006Q1
2007Q3
2009Q1
2010Q3
Charge Off Rates on Credit Card Loans, All Commercial Banks (U.S.)

IDEAL FINANCIAL SOLUTIONS

Mortgage Delinquency Provides Added Pressure



Mortgage Delinquency Remains High
11.00%
9.00%
7.00%
5.00%
3.00%
1.00%
1991Q1
1992Q3
1994Q1
1995Q3
1997Q1
1998Q3
2000Q1
2001Q3
2003Q1
2004Q3
2006Q1
2007Q3
2009Q1
2010Q3
Delinquency rate single-family resident. mortgages, All commercial banks

IDEAL FINANCIAL SOLUTIONS

Ideal's Debt 'Triage' Solution

- Working with the banks and the customer, Ideal proposes to act as an intermediate step prior to a 'charge off' allowing for a thorough examination of the customer's income and expenses.
- This 'triage' examination might lead to reconciliation of the debt.
- Reconciliation benefits the bank in recovery of the debt which carries a higher return than a 'charge-off' sold out to a collection agency.
- The consumer benefits from keeping their credit intact and avoiding a costly default in collections.
- This 'triage' solution could theoretically be extended to mortgage REO in cases where the LTV is within an acceptable range.
- Ideal would benefit by collecting a percentage of the reduced amount of charge-off.

IDEAL
FINANCIAL SOLUTIONS

Example of a Recent Partnership

- Ideal Financial entered into an agreement with national human resource support provider Employee Relations, Inc.
- Ideal's proprietary CashFlow Management System will be provided to clients of Employee Relations, Inc. through an online private label platform.
- Employee Relations, Inc. currently provides services to employees of the U.S. Government as well as employees of many state and local governments and to large and small private enterprises.
- Financially stressed employees spend an average of twenty hours a month of work time coping with their money problems.
- Workplace financial education provides a return on investment of up to 3:1 in increased productivity and reduction in direct cost.
- Ideal's unique offerings will provide employees with tools to reduce financial burden and increase productivity.

How Ideal Financial Generates Revenue

- Ideal Financial generates revenue from a number of sources:
  - Software usage and transaction fees
  - Payday loan leads
  - Direct Payday lending (expected 1st quarter 2012)
  - Referral leads and fees in other verticals such as medical and banking reconciliation (expected 2nd half 2012)
  - Over time, Ideal will generate the majority of its income from customer lead fees in various financial verticals charged to partner companies not the customer.
  - Additional revenue may be sourced from 'triage' operations where Ideal earns a portion of the collected monies that would have been 'charged-off'.

IDEAL
FINANCIAL SOLUTIONS

Investor Highlights

- Ideal Financial has detailed proprietary data on millions of customers.
- Through unique partnerships, Ideal plans to leverage these relationships by offering customers a 'one-stop' solution for all their financial needs.
- Clean balance sheet with no debt. Cash of $500,000 at 9/30/11.
- Increasing bench strength with hiring of CFO/Legal Counsel, CTO, VP Corporate Finance yet still a lean organization.
- Software business continues to gain traction in payday vertical.
- Money generated from current business being re-invested into new strategic and correlated verticals.
- Valuation does not adequately reflect growth trajectory or current state of business.

IDEAL
FINANCIAL SOLUTIONS

Sources

Exhibits in this presentation contain information from: Company Filings, Yahoo! Finance, The United States Securities and Exchange Commission, Bloomberg, The Wall Street Journal – a division of News Corp., CFSA (Community Financial Services Association of America), Reuters, Board of Governors of the Federal Reserve System, United States Agricultural Department – Economic Research Service, GasBuddy.com, Kaiser Family Foundation, US Department of Health and Human Services, CardHub, Aetna, Fannie Mae, Freddie Mac, and the George Washington School of Business Financial Services Research Program - Gregory Elliehausen

IDEAL FINANCIAL SOLUTIONS

GET In touch

Contact us

Adress:
Ideal Financial Solutions
5940 South Rainbow Blvd.
Las Vegas, NV 89118

Phone: 800.230.4043

E-mail: info@idealfsi.com

Web-site: www.idealfsi.com


Ideal

IDEAL
FINANCIAL SOLUTIONS

Q...A

QUESTIONS & ANSWERS

iDEAL
FINANCIAL SOLUTIONS